Exhibit 1.01

Conflict Minerals Report for Zoetis Inc.
For the Year Ended December 31, 2022
Introduction
This Conflict Minerals Report (the “Report”) has been prepared by Zoetis Inc. (“Zoetis,” the “Company,” “we,” “us,” or “our”) as provided for in Rule 13p-1 under the Securities Exchange Act of 1934, as amended, and Form SD (collectively, the “Conflict Minerals Rule”), for the reporting period from January 1 to December 31, 2022. The date of filing of this Conflict Minerals Report is May 30, 2023.
As used herein, “Conflict Minerals” or “3TG” are columbite-tantalite (coltan), cassiterite, gold, wolframite and the derivatives tantalum, tin and tungsten, without regard to the location of origin of the minerals or derivative metals.
Overview
Zoetis is a global leader in the animal health industry, focused on the discovery, development, manufacture and commercialization of medicines, vaccines, diagnostic products and services, biodevices, genetic tests and precision animal health technology. We have a diversified business, commercializing products across eight core species: dogs, cats and horses (collectively, companion animals) and cattle, swine, poultry, fish and sheep (collectively, livestock); and within seven major product categories: parasiticides, vaccines, other pharmaceutical products, dermatology, anti-infectives, medicated feed additives and animal health diagnostics.
Zoetis has an extensive global supply chain, with multiple layers of supply manufacturers between the Company’s direct suppliers and any smelters or refiners ("SORs"). Accordingly, we rely on our direct suppliers to provide us with accurate upstream information about the origin of any 3TG in the materials, components, parts and subassemblies we purchase for our products.
Zoetis supports the humanitarian goal of ending violent conflict in the Democratic Republic of the Congo (“DRC”) and its adjoining countries (collectively, the “Covered Countries”). We are committed to working with our suppliers to ensure compliance with the Conflict Minerals Rule and the responsible sourcing of 3TG through the compliance procedures described herein.
Product Scoping
For 2022, we conducted an analysis of our product lines to determine whether any 3TG are necessary to any Zoetis product’s functionality or production. After completing our analysis, we determined that necessary 3TG are found in components within certain of our dermatology products, pain and inflammation products, canine cancer therapies, poultry biodevices, hatchery automation equipment, ear tags, and certain diagnostic products.
Following our analysis and initial determination, we performed a “reasonable country of origin inquiry” (“RCOI”) and exercised due diligence on the 3TG that were in the supply chain of our products manufactured during 2022.
Reasonable Country of Origin Inquiry and Due Diligence Process
Our outreach included 34 suppliers that we identified as having provided us with components, parts or subassemblies that contain 3TG. For our RCOI, to the extent applicable, we utilized the same processes and procedures as for our due diligence, particularly Steps 1 and 2 of the OECD Due Diligence Guidance (as defined below) design framework, which are described below in this Conflict Minerals Report.
Following our RCOI, we exercised due diligence on the source of the 3TG in our relevant products. Our due diligence processes were based on the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflicted-Affected and High-Risk Areas, including the Supplement on Tin, Tantalum and Tungsten and the Supplement on Gold (Third Edition) (“OECD Due Diligence Guidance”), an internationally recognized due diligence framework. Our RCOI and diligence measures included the following:
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Step 1: Establish strong company management systems
Zoetis has a team of colleagues from our Legal and Global Manufacturing and Supply functions that are part of our 3TG compliance program. This team is led by our Chief Counsel, Corporate Governance and supported by legal and internal manufacturing experts, and global and regional procurement specialists.
We have a conflict minerals policy (the “Conflict Minerals Policy”), which sets forth our position and encourages our suppliers to use SORs that are listed as Conformant (as later defined) by the Responsible Minerals Initiative (“RMI”) whenever possible. Our Conflict Minerals Policy is available to the public on the Corporate Governance section of our website at http://www.zoetis.com/our-company/corporate-governance. Information on our website is not part of this Report and is not incorporated by reference herein.
Consistent with this commitment, we recently adopted a Global Human Rights Policy to formalize our expectations for all of our colleagues and members of our supply chain globally to positively impact the protection of human rights. In addition, our Supplier Conduct Principles outline the various principles, including principles regarding human rights of workers, that we require all the members of our global supply chain to adhere to. Our Global Human Rights Policy and Supplier Conduct Principles are available to the public on the Corporate Governance and Suppliers sections of our website at https://www.zoetis.com/our-company/corporate-governance and https://www.zoetis.com/suppliers, respectively. Information on our website is not part of this Report and is not incorporated by reference herein.
Also, we typically include a clause in any new or renewed supply contract to prohibit Zoetis suppliers from using 3TG that originates in a Covered Country in the production of a Zoetis product, or, in the alternative, requires the supplier to (i) immediately notify us of such use, (ii) provide us with a valid and verifiable certificate of origin for such 3TG and (iii) be able to demonstrate that a RCOI and due diligence process were undertaken in the preparation and delivery of such certificate of origin. We do not seek to embargo the responsible sourcing of 3TG from the Covered Countries or other conflict-affected and high-risk areas and are supportive of responsible 3TG sourcing from those countries.
Finally, we have processes in place to listen to and act on concerns expressed by employees and others about possible improper or unethical business practices or violations of laws, regulations, or Company policies, including our Conflict Minerals Policy. These serve as a grievance mechanism as contemplated by the OECD Due Diligence Guidance. Grievances can be reported by phone at (973) 822-7000 or by email at compliance@zoetis.com.
Step 2: Identify and assess risks in the supply chain
We sent each of our in-scope suppliers a letter or otherwise contacted them explaining our disclosure obligations and requesting the completion of the then latest version of the Conflict Minerals Reporting Template (“CMRT”) developed by the RMI. Our 3TG compliance team analyzed our suppliers’ responses, reviewed the SOR information provided in each completed CMRT, conducted follow-up inquiries, and made multiple attempts to obtain responses from suppliers who did not immediately respond to our requests.
We received responses from 82.4% of our in-scope suppliers. Of those responses, most provided us with data only at the “company” level, meaning with respect to their overall 3TG sourcing for all of their products, without specifying whether the 3TG or SORs disclosed were specific to our products.
The results of our RCOI and due diligence processes are discussed later in the Conflict Minerals Report under “RCOI and Due Diligence Results.”
Step 3: Design and implement a strategy to respond to identified risks
We address identified risks on a case-by-case basis. This flexible approach enables us to tailor the response to the risks identified.
Step 4: Carry out independent third-party audit of smelter’s/refiner’s due diligence practices
In connection with our due diligence, and to assess SOR due diligence practices, we utilize and rely on the lists of SORs published by the RMI to determine which facilities identified by our direct suppliers have either undergone an audit conducted by an independent third party, or have agreed to undergo or are undergoing such an audit.
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Step 5: Report annually on supply chain due diligence
We file a Form SD and a Conflict Minerals Report with the Securities and Exchange Commission and make these filings available on our website.
RCOI and Due Diligence Results
In connection with our RCOI and due diligence, suppliers identified to us the SORs listed on Appendix A as having potentially processed the necessary 3TG contained in our in-scope products for 2022.
The table below presents a summary of the SOR information contained in Appendix A. Appendix A lists the identified facilities and provides country of origin information. In addition, please see the notes accompanying Appendix A for additional information relevant to the table below.

	Conformant	Active	Smelter Look Up List Only
Gold	99	0	76
Tantalum	33	0	2
Tin	55	0	26
Tungsten	32	0	15
We endeavored to determine the mine or location of origin of the 3TG contained in our in-scope products by requesting that suppliers provide us with a completed CMRT and through the other measures described in this Conflict Minerals Report.
Risk Mitigation and Future Actions
We intend to take the following steps to ensure that the 3TG in our supply chain does not originate from sources that support conflict:
1.Continue to inform our suppliers of our sourcing requirements;
2.Continue to request, on an annual basis, CMRTs from our suppliers;
3.Continue to include terms and conditions relating to 3TG sourcing in our purchase agreements; and
4.In the event that any of our suppliers are found to be providing us with 3TG from sources that support conflict in the Covered Countries, work with the supplier to establish alternative sources of 3TG.
All of these steps are in addition to the other steps that we took with respect to 2022 described earlier in this Conflict Minerals Report, which we intend to continue to take with respect to 2023 to the extent applicable.
Forward-Looking Statements
This Report contains forward-looking statements, which reflect the current views of Zoetis with respect to business plans and actions. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees of future performance or actions. Forward-looking statements are subject to risks and uncertainties. These risks and uncertainties include, but are not limited to: (1) the continued implementation of satisfactory traceability and other compliance measures by our direct and indirect suppliers on a timely basis or at all; (2) whether SORs and other market participants responsibly source 3TG; and (3) political, regulatory and economic developments, whether in the Covered Countries, the United States or elsewhere. If one or more of these uncertainties materialize, or if management’s underlying assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement. As a result, forward-looking statements speak only as of the date on which they are made. Zoetis expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by federal securities laws.
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Appendix A

Mineral	Smelter or Refiner Name	Smelter or Refiner Location	Status
Gold	8853 S.p.A.	ITALY	Conformant
Gold	ABC Refinery Pty Ltd.	AUSTRALIA	Smelter Look-Up Tab Only
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Smelter Look-Up Tab Only
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	Conformant
Gold	African Gold Refinery	UGANDA	Smelter Look-Up Tab Only
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Conformant
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Conformant
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Conformant
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES	Smelter Look-Up Tab Only
Gold	Albino Mountinho Lda.	PORTUGAL	Smelter Look-Up Tab Only
Gold	Alexy Metals	UNITED STATES OF AMERICA	Smelter Look-Up Tab Only
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conformant
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Conformant
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	Argor-Heraeus S.A.	SWITZERLAND	Conformant
Gold	Asahi Pretec Corp.	JAPAN	Conformant
Gold	Asahi Refining Canada Ltd.	CANADA	Conformant
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Conformant
Gold	Asaka Riken Co., Ltd.	JAPAN	Conformant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Smelter Look-Up Tab Only
Gold	AU Traders and Refiners	SOUTH AFRICA	Conformant
Gold	Augmont Enterprises Private Limited	INDIA	Smelter Look-Up Tab Only
Gold	Aurubis AG	GERMANY	Conformant
Gold	Bangalore Refinery	INDIA	Conformant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conformant
Gold	Boliden AB	SWEDEN	Conformant
Gold	C. Hafner GmbH + Co. KG	GERMANY	Conformant
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA	Smelter Look-Up Tab Only
Gold	Caridad	MEXICO	Smelter Look-Up Tab Only
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Conformant
Gold	Cendres + Metaux S.A.	SWITZERLAND	Conformant
Gold	CGR Metalloys Pvt Ltd.	INDIA	Smelter Look-Up Tab Only
Gold	Chimet S.p.A.	ITALY	Conformant

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conformant
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Conformant
Gold	Chugai Mining	JAPAN	Conformant
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	Smelter Look-Up Tab Only
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	Smelter Look-Up Tab Only
Gold	Dongwu Gold Group	CHINA	Smelter Look-Up Tab Only
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Conformant
Gold	Dowa	JAPAN	Conformant
Gold	Eco-System Recycling Co., Ltd.	JAPAN	Conformant
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	Smelter Look-Up Tab Only
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	Smelter Look-Up Tab Only
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	Smelter Look-Up Tab Only
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	Smelter Look-Up Tab Only
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	Smelter Look-Up Tab Only
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	Smelter Look-Up Tab Only
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Conformant
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Conformant
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Smelter Look-Up Tab Only
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	Conformant
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	Smelter Look-Up Tab Only
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Conformant
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	Smelter Look-Up Tab Only
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	Conformant
Gold	Gold by Gold Colombia	COLOMBIA	Smelter Look-Up Tab Only
Gold	Gold Coast Refinery	GHANA	Smelter Look-Up Tab Only
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Smelter Look-Up Tab Only
Gold	Guangdong Jinding Gold Limited	CHINA	Smelter Look-Up Tab Only
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Heimerle + Meule GmbH	GERMANY	Conformant
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Conformant

Gold	Heraeus Metals Hong Kong Ltd.	CHINA	Conformant
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	Smelter Look-Up Tab Only
Gold	Tony Goetz NV	BELGIUM	Smelter Look-Up Tab Only
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conformant
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	Smelter Look-Up Tab Only
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	Istanbul Gold Refinery	TURKEY	Conformant
Gold	Italpreziosi	ITALY	Conformant
Gold	JALAN & Company	INDIA	Smelter Look-Up Tab Only
Gold	Japan Mint	JAPAN	Conformant
Gold	Jiangxi Copper Co., Ltd.	CHINA	Conformant
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Smelter Look-Up Tab Only
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Conformant
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Conformant
Gold	K.A. Rasmussen	NORWAY	Smelter Look-Up Tab Only
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	Smelter Look-Up Tab Only
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	Smelter Look-Up Tab Only
Gold	Kazzinc	KAZAKHSTAN	Conformant
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Conformant
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Conformant
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Conformant
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Kundan Care Products Ltd.	INDIA	Smelter Look-Up Tab Only
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Conformant
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Smelter Look-Up Tab Only
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	Smelter Look-Up Tab Only
Gold	Lingbao Gold Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	L'Orfebre S.A.	ANDORRA	Conformant
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Conformant
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	Marsam Metals	BRAZIL	Conformant
Gold	Materion	UNITED STATES OF AMERICA	Conformant

Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Conformant
Gold	MD Overseas	INDIA	Smelter Look-Up Tab Only
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Conformant
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	Smelter Look-Up Tab Only
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	Smelter Look-Up Tab Only
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Conformant
Gold	Metalor Technologies S.A.	SWITZERLAND	Conformant
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conformant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conformant
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Conformant
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Conformant
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Conformant
Gold	Mitsubishi Materials Corporation	JAPAN	Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Conformant
Gold	Modeltech Sdn Bhd	MALAYSIA	Smelter Look-Up Tab Only
Gold	Morris and Watson	NEW ZEALAND	Smelter Look-Up Tab Only
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Conformant
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Smelter Look-Up Tab Only
Gold	NH Recytech Company	KOREA, REPUBLIC OF	Smelter Look-Up Tab Only
Gold	Nihon Material Co., Ltd.	JAPAN	Conformant
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Conformant
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Conformant
Gold	PAMP S.A.	SWITZERLAND	Conformant
Gold	Pease & Curren	UNITED STATES OF AMERICA	Smelter Look-Up Tab Only
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	Planta Recuperadora de Metales SpA	CHILE	Conformant
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Conformant
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant
Gold	PX Precinox S.A.	SWITZERLAND	Conformant
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	Smelter Look-Up Tab Only
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	REMONDIS PMR B.V.	NETHERLANDS	Conformant
Gold	Royal Canadian Mint	CANADA	Conformant
Gold	SAAMP	FRANCE	Conformant

Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	Smelter Look-Up Tab Only
Gold	Safimet S.p.A	ITALY	Conformant
Gold	SAFINA A.S.	CZECH REPUBLIC	Smelter Look-Up Tab Only
Gold	Sai Refinery	INDIA	Smelter Look-Up Tab Only
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Conformant
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	Smelter Look-Up Tab Only
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA	Smelter Look-Up Tab Only
Gold	Sellem Industries Ltd.	MAURITANIA	Smelter Look-Up Tab Only
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Conformant
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conformant
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Gold	Shirpur Gold Refinery Ltd.	INDIA	Smelter Look-Up Tab Only
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Conformant
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Conformant
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conformant
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	Sovereign Metals	INDIA	Smelter Look-Up Tab Only
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	Smelter Look-Up Tab Only
Gold	Sudan Gold Refinery	SUDAN	Smelter Look-Up Tab Only
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Smelter Look-Up Tab Only
Gold	T.C.A S.p.A	ITALY	Conformant
Gold	Tokuriki Honten Co., Ltd.	JAPAN	Conformant
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	Smelter Look-Up Tab Only
Gold	Torecom	KOREA, REPUBLIC OF	Conformant
Gold	Umicore Precious Metals Thailand	THAILAND	Conformant
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Conformant
Gold	Valcambi S.A.	SWITZERLAND	Conformant
Gold	WEEEREFINING	FRANCE	Smelter Look-Up Tab Only
Gold	WIELAND Edelmetalle GmbH	GERMANY	Conformant

Gold	Yamakin Co., Ltd.	JAPAN	Conformant
Gold	Yokohama Metal Co., Ltd.	JAPAN	Conformant
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Tantalum	5D Production OU	ESTONIA	Smelter Look-Up Tab Only
Tantalum	LSM Brasil S.A.	BRAZIL	Conformant
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Conformant
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	Conformant
Tantalum	F&X Electro-Materials Ltd.	CHINA	Conformant
Tantalum	FIR Metals & Resource Ltd.	CHINA	Conformant
Tantalum	Global Advanced Metals Aizu	JAPAN	Conformant
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Conformant
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Conformant
Tantalum	H.C. Starck Co., Ltd.	THAILAND	Conformant
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	Conformant
Tantalum	H.C. Starck Ltd.	JAPAN	Conformant
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conformant
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY	Conformant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Conformant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conformant
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	KEMET Blue Metals	MEXICO	Conformant
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Conformant
Tantalum	Mineracao Taboca S.A.	BRAZIL	Conformant
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Tantalum	NPM Silmet AS	ESTONIA	Conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Conformant
Tantalum	QuantumClean	UNITED STATES OF AMERICA	Conformant
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Conformant
Tantalum	Taki Chemical Co., Ltd.	JAPAN	Conformant
Tantalum	Telex Metals	UNITED STATES OF AMERICA	Conformant
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conformant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conformant
Tin	Alpha	UNITED STATES OF AMERICA	Conformant
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Smelter Look-Up Tab Only
Tin	PT Refined Bangka Tin	INDONESIA	Conformant
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Conformant
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Conformant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Conformant

Tin	China Tin Group Co., Ltd.	CHINA	Conformant
Tin	Yunnan Tin Company Limited	CHINA	Conformant
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	Smelter Look-Up Tab Only
Tin	CRM Synergies	SPAIN	Smelter Look-Up Tab Only
Tin	CV Ayi Jaya	INDONESIA	Conformant
Tin	CV Venus Inti Perkasa	INDONESIA	Conformant
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Tin	Dowa	JAPAN	Conformant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Smelter Look-Up Tab Only
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	Estanho de Rondonia S.A.	BRAZIL	Smelter Look-Up Tab Only
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	Smelter Look-Up Tab Only
Tin	Fenix Metals	POLAND	Conformant
Tin	Minsur	PERU	Conformant
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Conformant
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conformant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Conformant
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Conformant
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Conformant
Tin	PT Timah Tbk Mentok	INDONESIA	Conformant
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Conformant
Tin	PT Timah Tbk Kundur	INDONESIA	Conformant
Tin	Luna Smelter, Ltd.	RWANDA	Smelter Look-Up Tab Only
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Conformant
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Conformant
Tin	Melt Metais e Ligas S.A.	BRAZIL	Conformant
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Conformant
Tin	Metallo Belgium N.V.	BELGIUM	Conformant
Tin	Metallo Spain S.L.U.	SPAIN	Conformant
Tin	Mineracao Taboca S.A.	BRAZIL	Conformant
Tin	Mitsubishi Materials Corporation	JAPAN	Conformant
Tin	Modeltech Sdn Bhd	MALAYSIA	Smelter Look-Up Tab Only
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Smelter Look-Up Tab Only
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	Smelter Look-Up Tab Only
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conformant
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conformant
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Conformant

Tin	Pongpipat Company Limited	MYANMAR	Smelter Look-Up Tab Only
Tin	Precious Minerals and Smelting Limited	INDIA	Smelter Look-Up Tab Only
Tin	PT Aries Kencana Sejahtera	INDONESIA	Conformant
Tin	PT Artha Cipta Langgeng	INDONESIA	Conformant
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conformant
Tin	PT Babel Inti Perkasa	INDONESIA	Conformant
Tin	PT Babel Surya Alam Lestari	INDONESIA	Smelter Look-Up Tab Only
Tin	PT Bangka Prima Tin	INDONESIA	Smelter Look-Up Tab Only
Tin	PT Bangka Serumpun	INDONESIA	Conformant
Tin	PT Bangka Tin Industry	INDONESIA	Conformant
Tin	PT Belitung Industri Sejahtera	INDONESIA	Conformant
Tin	PT Bukit Timah	INDONESIA	Conformant
Tin	PT Cipta Persada Mulia	INDONESIA	Smelter Look-Up Tab Only
Tin	PT Menara Cipta Mulia	INDONESIA	Conformant
Tin	PT Mitra Stania Prima	INDONESIA	Conformant
Tin	PT Mitra Sukses Globalindo	INDONESIA	Smelter Look-Up Tab Only
Tin	PT Panca Mega Persada	INDONESIA	Conformant
Tin	PT Premium Tin Indonesia	INDONESIA	Smelter Look-Up Tab Only
Tin	PT Prima Timah Utama	INDONESIA	Conformant
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	Smelter Look-Up Tab Only
Tin	PT Rajawali Rimba Perkasa	INDONESIA	Smelter Look-Up Tab Only
Tin	PT Sariwiguna Binasentosa	INDONESIA	Conformant
Tin	PT Stanindo Inti Perkasa	INDONESIA	Conformant
Tin	PT Sukses Inti Makmur	INDONESIA	Conformant
Tin	PT Timah Nusantara	INDONESIA	Smelter Look-Up Tab Only
Tin	PT Tinindo Inter Nusa	INDONESIA	Conformant
Tin	PT Tirus Putra Mandiri	INDONESIA	Smelter Look-Up Tab Only
Tin	PT Tommy Utama	INDONESIA	Conformant
Tin	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Conformant
Tin	Super Ligas	BRAZIL	Smelter Look-Up Tab Only
Tin	Thaisarco	THAILAND	Conformant
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	Conformant
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Smelter Look-Up Tab Only
Tin	VQB Mineral and Trading Group JSC	VIET NAM	Smelter Look-Up Tab Only
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Conformant
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	Conformant

Tungsten	A.L.M.T. Corp.	JAPAN	Conformant
Tungsten	ACL Metais Eireli	BRAZIL	Conformant
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	Smelter Look-Up Tab Only
Tungsten	Artek LLC	RUSSIAN FEDERATION	Smelter Look-Up Tab Only
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Smelter Look-Up Tab Only
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Conformant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Tungsten	Cronimet Brasil Ltda	BRAZIL	Smelter Look-Up Tab Only
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Tungsten	Fujian Xinlu Tungsten	CHINA	Smelter Look-Up Tab Only
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conformant
Tungsten	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Conformant
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conformant
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	Conformant
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Conformant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Conformant
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Conformant
Tungsten	Japan New Metals Co., Ltd.	JAPAN	Conformant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Smelter Look-Up Tab Only
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	Smelter Look-Up Tab Only
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	Conformant
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Smelter Look-Up Tab Only
Tungsten	LLC Vostok	RUSSIAN FEDERATION	Smelter Look-Up Tab Only
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conformant

Tungsten	Masan Tungsten Chemical LLC (MTC)	VIET NAM	Conformant
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	Conformant
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	Conformant
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	Smelter Look-Up Tab Only
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Conformant
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	Conformant
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	Conformant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Conformant
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	Smelter Look-Up Tab Only

The Company notes the following in connection with the information in the table above:
a.Not all of the included SORs may have processed the necessary 3TG contained in Zoetis’ in-scope products, since most of our suppliers reported at a “company level,” meaning that they reported the 3TG contained in all of their products, not just those in the products that they sold us. Some suppliers also may have reported SORs that were not in Zoetis’ supply chain due to over-inclusiveness in the information received from their suppliers or for other reasons. In addition, the SORs reflected above may not include all of the SORs in Zoetis’ supply chain, since some suppliers did not identify all of their SORs and because not all suppliers responded to Zoetis’ inquiries.
b.The table only includes entities that were listed as SORs on the Smelter Look-up list tab of the CMRT.
c.SOR status information in the table is as of May 30, 2023.
d.“Conformant” means that a SOR has successfully completed an assessment against the applicable Responsible Minerals Assurance Process (the “RMAP”) standard or an equivalent cross-recognized assessment. Included SORs were not necessarily Conformant for all or part of 2022 and may not continue to be Conformant for any future period.
e.“Smelter Look-up List Tab Only” means that a SOR is listed on the Smelter Look-up list tab of the CMRT, but is not listed as “Conformant” or “Active.” The RMI notes on its website that the operational impacts of COVID-19 have led to postponements of some RMAP assessments. The RMI website also notes that, due to the eligibility criteria for an RMAP assessment, SORs are sometimes removed from the Conformant list because they are no longer operational and not because they are non-conformant to the standard.
f.SOR status and location reflected in the table is based solely on information made publicly available by the RMI, without independent verification by Zoetis.

Country of Origin Information
The countries of origin of the 3TG processed by the SORs listed above may include the countries listed below, as well as possibly other countries.

Andorra	Ghana	New Zealand	Switzerland
Australia	India	Norway	Taiwan
Austria	Indonesia	Peru	Thailand
Belgium	Italy	Philippines	Turkey
Bolivia	Japan	Poland	Uganda*
Brazil	Kazakhstan	Portugal	United Arab Emirates
Canada	Korea, Republic of	Russian Federation	United States of
Chile	Kyrgyzstan	Rwanda*	America
China	Lithuania	Saudi Arabia	Uzbekistan
Colombia	Malaysia	Singapore	Vietnam
Czech Republic	Mauritania	South Africa	Zimbabwe
Estonia	Mexico	Spain
France	Myanmar	Sudan
Germany	Netherlands	Sweden
* Represents a Covered Country.

In addition, some of the listed SORs may have processed 3TG originating from recycled or scrap sources.